                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            NORTH COAST ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            NORTH COAST ENERGY, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
       Not Applicable

(2) Aggregate number of securities to which transaction applies:
       Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       Not Applicable

(4) Proposed maximum aggregate value of transaction:
       Not Applicable

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
       Not Applicable

(2) Form, schedule or registration statement no.:
       Not Applicable

(3) Filing party:
       Not Applicable

(4) Date filed:
       Not Applicable

                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING
                           TO BE HELD AUGUST 22, 1995

To Our Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of North Coast Energy, Inc. (the "Company") will be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on Tuesday, August 22, 1995, at 9:00 a.m., EDT, to consider and act upon the following:

     1. The election of two Directors whose term of office will expire in 1998; and

     2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

     Holders of Common Stock and Series A Preferred Stock of record at the close of business on July 6, 1995 are entitled to notice of and to vote at the Meeting. Stockholders owning Units and separate shares of Series A Preferred Stock or Common Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies. Stockholders holding only either Units or Common Stock will receive only one proxy and should execute and return it.

     Whether or not you expect to be personally present at the Meeting, please be sure that the enclosed proxy is properly marked, signed and dated, and returned without delay in the enclosed prepaid envelope. Such action will not limit your right to vote in person or to attend the Meeting, but will ensure your representation if you cannot attend.

                                          By Order of the Board of Directors,

                                          THOMAS HILL
                                          Secretary

July 27, 1995

                            NORTH COAST ENERGY, INC.
                              5311 Northfield Road
                           Cleveland, Ohio 44146-1135

                            ------------------------

                                PROXY STATEMENT

                            MAILED ON JULY 27, 1995
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 22, 1995

     Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of North Coast Energy, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, August 22, 1995, and any adjournments thereof. The time, place and purposes of the Meeting are stated in the Notice of Annual Meeting which accompanies this Proxy Statement.

     Only stockholders of record as of July 6, 1995 will be entitled to vote at the Meeting or any adjournments thereof. As of that date, 8,032,432 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 308,555 shares of Series A, 6% Convertible Preferred Stock (the "Series A Preferred Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and each share of Series A Preferred Stock outstanding as of the record date will be entitled to 2.3 votes. Stockholders may vote in person or by proxy. The Company's Certificate of Incorporation does not provide for cumulative voting rights. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder has the right to revoke a proxy by written notice to the Secretary of the Company at any time before it is exercised, including by executing another proxy bearing a later date, or by attending the Meeting and voting in person. Stockholders owning Units and/or separate shares of Common Stock and Series A Preferred Stock will receive multiple proxies, one blue (Units), one white (Common Stock) and one pink (Series A Preferred Stock), and should execute and return all proxies that they receive. Stockholders holding only Units or Common Stock or Series A Preferred Stock will receive only one proxy and should execute and return it.

     A properly executed proxy returned in time to be cast at the Meeting will be voted in accordance with the instructions contained thereon, if it is not revoked. If no choice is specified on the proxy, it will be voted "FOR" the election of the individuals nominated by the Board of Directors.

     The cost of soliciting proxies in the form accompanying this Proxy Statement will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by Directors, officers and employees of the Company in person or by mail, telephone, facsimile or telegraph, following the original solicitation.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, as "withheld" or, with respect to any other proposals, "abstain", will be counted as shares present for purposes of determining whether a quorum is present.

     Under the rules of the New York Stock Exchange, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

     Pursuant to the Company's By-Laws, at the Annual Meeting, a majority of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     Pursuant to the Company's By-Laws, all other questions and matters brought before the meeting will be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation. In voting for such other matters, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of such proposal.

THE COMPANY

     North Coast Energy, Inc. and its subsidiaries ("North Coast" or the "Company") are engaged in the business of oil and gas exploration, development and production. The Company was incorporated under the laws of Delaware in August, 1988 as a successor to and for the purposes of continuing the business and operations of an existing corporation and combining the assets and properties of North Coast with those to be acquired through an acquisition conducted as an exchange offer.

              SHARE OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth information with respect to the Common Stock, Series A Preferred Stock and Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock" and, collectively with the Series A Preferred Stock, the "Preferred Stock") owned on July 6, 1995 by: (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock and Preferred Stock at such date; (ii) each Director of the Company; (iii) each of the executive officers listed in the Summary Compensation Table included elsewhere herein; and (iv) all Directors and executive officers as a group, and the percentage of the outstanding shares represented thereby.

                                                                           SERIES A                    SERIES B
                                       COMMON STOCK                   PREFERRED STOCK(1)          PREFERRED STOCK(2)
                             ---------------------------------     ------------------------     ----------------------
                                AMOUNT AND                          AMOUNT AND                  AMOUNT AND
          NAME AND              NATURE OF           PERCENT         NATURE OF       PERCENT     NATURE OF      PERCENT
       ADDRESS(3) OF            BENEFICIAL             OF           BENEFICIAL        OF        BENEFICIAL       OF
      BENEFICIAL OWNER          OWNERSHIP            CLASS          OWNERSHIP        CLASS      OWNERSHIP       CLASS
- - ---------------------------- ----------------     ------------     ------------     -------     ----------     -------
Charles M. Lombardy, Jr.....   720,158 Shares(4)(5)    8.77%       1,430 Shares(5)     .46%       0 Shares         0%
Garry Regan.................   714,271 Shares(4)       8.70%           0 Shares          0%       0 Shares         0%
Charles K. Ebinger..........    10,000 Shares(6)(7)     .12%           0 Shares          0%     500 Shares       .11%
W. Dale Wegrich.............    15,750 Shares(7)        .20%           0 Shares          0%       0 Shares         0%
George R. Begley............         0 Shares(8)          0%           0 Shares          0%       0 Shares         0%
Robert M. Hoisek............    36,489 Shares(4)(9)     .45%           0 Shares          0%       0 Shares         0%
Bruce E. Brocker............ 2,152,199 Shares         26.80%       5,655 Shares       1.83%       0 Shares         0%
NAGIT (USA) INC............. 1,899,000 Shares(10)     23.64%           0 Shares          0%       0 Shares         0%
Eugene Hershman.............   437,213 Shares          5.44%       9,960 Shares       3.23%       0 Shares         0%
All Directors and executive
  officers as a group (9
  persons).................. 1,576,572 Shares(11)     19.23%       1,430 Shares        .46%     500 Shares       .11%

- - ---------------

 (1) Each share of Series A Preferred Stock is currently convertible into 2.3 shares of Common Stock.

 (2) Each share of Series B Preferred Stock is currently convertible into 5.75 shares of Common Stock.

 (3) The address of Messrs. Lombardy and Regan is Suite 320, 5311 Northfield Road, Cleveland, Ohio 44146. The address of Mr. Brocker is 3769 Tippecanoe Place, Canfield, Ohio 44406. The address of NAGIT (USA) INC. ("NAGIT") is 2120 Washington Blvd., Suite 200, Arlington, Virginia 22204. The address of Mr. Hershman is 13340 Verdon Drive, Palm Beach Gardens, Florida 33410.

 (4) Includes 380,582 shares of Common Stock, in the aggregate, which could be acquired by Messrs. Regan (177,066 shares), Lombardy (177,066 shares) and Hoisek (26,450 shares) upon the exercise of immediately exercisable stock options which they hold.

 (5) The share ownership figures for Mr. Lombardy include 6,588 shares of Common Stock and 1,430 shares of Series A Preferred Stock owned by a trust for which Mr. Lombardy is the trustee and as to which he disclaims any beneficial interest.

 (6) Does not include 2,875 shares of Common Stock issuable upon conversion of 500 shares of Series B Preferred Stock held by Dr. Ebinger.

 (7) Includes 10,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

 (8) Does not include 8,050 shares of Common Stock issuable upon exercise of 7,000 Series B Warrants held by Mr. Begley's spouse. Mr. Begley disclaims beneficial ownership of such shares.

 (9) Includes 10,039 shares of Common Stock held by Mr. Hoisek's spouse.

(10) Does not include 500,000 shares of Common Stock which may be acquired upon the exercise of certain Warrants to purchase Common Stock.

(11) Includes 459,107 shares of Common Stock which may be acquired by all Directors and executive officers as a group upon the exercise of immediately exercisable stock options.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, with two classes currently consisting of two Directors and one of a single Director. One class of Directors is elected at each Annual Meeting to serve a three-year term. At the Annual Meeting, stockholders will be asked to elect two Directors whose term will expire at the 1998 Annual Meeting.

     Unless otherwise directed, the persons named in the accompanying proxy will vote for the election of the nominees set forth in the table below as Directors of the Company. In the event of the death of or inability to act of such nominees, the proxies will be voted for the election as a Director of such other persons as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying proxy be voted for persons other than those named below and any such substitute nominee. Under applicable provisions of Delaware law and the Company's charter documents, the nominees receiving the greatest number of votes cast at a meeting at which a quorum is present will be elected as Director of the Company. Accordingly, abstentions and broker non-votes will have no effect on the election of Directors.

     Pursuant to an agreement between the Company and NAGIT, the Company is required to use its best efforts to elect a representative designated by NAGIT to the Company's Board of Directors. Pursuant to the terms of a Stockholders Agreement dated September 29, 1994 ("the Stockholders Agreement"), NAGIT and Messrs. Regan and Lombardy have agreed to nominate and vote for each party's designee for election as Director. The Stockholders Agreement terminates on September 28, 2004.

     Pursuant to an agreement with the Company, Mr. Bruce E. Brocker has agreed, until January 6, 1997, to vote all of his voting securities of the Company for the election of those directors nominated by the Board of Directors.

NOMINEE FOR ELECTION

          NAME                AGE                    PRINCIPAL OCCUPATION AND HISTORY
- - -------------------------    ------    -------------------------------------------------------------
Garry Regan(1)                 45      President; Director.
                                       Mr. Regan served as an executive officer and Director of the
                                       Company's predecessor since 1981 and has been President and
                                       Director of the Company since August, 1988. He holds a B.S.
                                       Degree from Ohio State University and a Masters Degree from
                                       Indiana University. Mr. Regan is a member of the Independent
                                       Petroleum Association of America. Mr. Regan also serves as
                                       President of NCE Securities, a wholly-owned subsidiary of the
                                       Company and a registered broker-dealer.
W. Dale Wegrich(1)             66      Director.
                                       Mr. Wegrich has served as a Director of the Company since
                                       August, 1988. From 1955 until his retirement in 1985, Mr.
                                       Wegrich was employed by Diamond Shamrock Corporation (now
                                       Maxus Energy) in a variety of executive positions, including service as Chairman, President or Board Member of a number of
                                       Diamond Shamrock subsidiaries. From January, 1986 until his retirement in 1991 he served as the Director of Public
                                       Utilities of the City of Cleveland. Mr. Wegrich received a
                                       B.A. Degree from Baylor University and has completed the
                                       advanced management program at The Harvard School of
                                       Business.

DIRECTORS CONTINUING IN OFFICE

          NAME                AGE                    PRINCIPAL OCCUPATION AND HISTORY
- - -------------------------    ------    -------------------------------------------------------------
Charles M. Lombardy,           45      Chief Executive Officer; Director.
  Jr.(2)                               Mr. Lombardy has served as an executive officer and as a
                                       Director of the Company's predecessor since 1981 and has been
                                       Chief Executive Officer and a Director of the Company since
                                       August, 1988. Mr. Lombardy holds a B.B.A. from Kent State
                                       University and is a member of the Ohio Oil & Gas Association and the Independent Petroleum Association of America.
Charles K. Ebinger(2)          47      Director.
                                       Dr. Ebinger has served as a Director of the Company since
                                       August, 1988. Dr. Ebinger has over 14 years experience in
                                       conventional energy policy planning, energy pricing analysis, economic and political risk analysis, market forecasting and energy project feasibility assessment, design, and
                                       implementation for international corporations, banks and
                                       governments. From 1979 through 1987, Dr. Ebinger was the
                                       Director of the Energy and Strategic Resources Program at the
                                       Georgetown University Center for Strategic and International
                                       Studies. From 1987 to 1988, he was senior consultant to
                                       Putnam Hayes and Bartlett, Inc. and since January, 1988 he has served as Director of the Energy Analysis & Planning
                                       Group of Energy/Development International. Since 1984, Dr.
                                       Ebinger has been a Director of the Kokomo Gas and Fuel
                                       Company. He holds a B.A. from Williams College and Masters and Doctorate Degrees from the Fletcher School of Law and
                                       Diplomacy, Tufts University.

George R. Begley(3)            52      Director.
                                       Mr. Begley was elected as a Director of North Coast in
                                       September 1994. Mr. Begley holds a B.A. from New York
                                       University. Mr. Begley joined the investment banking firm of
                                       Prescott, Ball and Turben in 1971 and worked in both its
                                       Cleveland and London, England offices. In 1974, in
                                       conjunction with two partners he established McKinley Allsopp
                                       Inc. ("McKinley"), an investment banking firm with offices in
                                       London, Paris and New York. Mr. Begley remained with McKinley until 1990. In 1990, he became Vice Chairman of the Forthill
                                       Group, based in New York, which specializes in both raising capital for companies and acquiring companies for its own
                                       account. In 1995, Mr. Begley formed his own private
                                       investment banking office to assist select companies in
                                       financing projects. He has been a member of the Board of
                                       Directors of NAGIT since April 1990. NAGIT currently owns
                                       approximately 24% of the Company's issued and outstanding
                                       Common Stock. Mr. Begley serves on the Board as the
                                       representative of NAGIT.

- - ---------------

(1) Nominee for election. Term as a Director expires in 1998.

(2) Term as a Director expires in 1996.

(3) Term as a Director expires in 1997.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Stock Option Committee.

     The Audit Committee, of which Dr. Ebinger and Messrs. Begley and Wegrich are members, oversees the accounting functions of the Company, including matters related to the appointment and activities of the Company's auditors. The Audit Committee met once during the year ended March 31, 1995.

     The Compensation Committee, of which Dr. Ebinger and Messrs. Wegrich and Lombardy are members, reviews and makes recommendations concerning the salaries of the Company's executive officers and administers the Company's Profit Sharing Plan. The Compensation Committee did not meet during the year ended March 31, 1995.

     The Stock Option Committee, of which Dr. Ebinger and Mr. Lombardy are members, reviews and makes recommendations concerning the Company's Stock Option Plan and Stock Bonus Plan. The Stock Option Committee did not meet during the year ended March 31, 1995.

     The Board of Directors of the Company held ten meetings during the year ended March 31, 1995. All of the Directors attended at least 75% of the meetings of the Board of Directors and each committee on which they served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Until January 6, 1995, the Compensation Committee of the Board of Directors included Bruce E. Brocker, the Chairman of the Board of the Company until such time. Mr. Brocker, through contributions and other expenditures which he personally made, owned fractional working interests in certain oil and gas properties. These interests represent an investment in 28 wells which are operated by the Company. As a co-owner of these wells, Mr. Brocker contracts with the Company to operate such wells on his behalf for monthly per well fees ranging from $150 to $300. North Coast also contracts with a company affiliated with Mr. Brocker to operate certain of its wells for a monthly fee of $150. In addition, Mr. Brocker, through his personal contributions, owns an interest in 12 partnerships managed by the Company which together own 120 properties. The partnerships are charged a monthly administration fee and operating fee for third party expenses in accordance with each partnership's proportionate share of these expenses.

     The Compensation Committee of the Board of Directors includes Charles M. Lombardy, Jr., the Chief Executive Officer of the Company.

                     UNTIMELY BENEFICIAL OWNERSHIP REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors, and persons who beneficially own more than 10% of any class of equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that for the fiscal year ended March 31, 1995, all
Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with, with the exception of two reports pertaining to two transactions which were filed late by Messrs. Hoisek and Ebinger.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and the three highest paid executives (the "Named Executive Officers") earning in excess of $100,000 for fiscal 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                   ANNUAL COMPENSATION              COMPENSATION
                                          --------------------------------------    ------------        ALL
                                                                        OTHER        NUMBER OF         OTHER
                                                                        ANNUAL       SECURITIES       COMPEN-
                                                                      COMPENSA-      UNDERLYING       SATION
NAME AND PRINCIPAL POSITION     YEAR       SALARY         BONUS          TION         OPTIONS           (1)
- - ----------------------------    -----     ---------     ---------     ----------    ------------     ---------
Charles M. Lombardy              1995     $ 165,635     $       0        N/A               --         $ 4,974
  Chief Executive Officer;       1994       165,635             0        N/A          115,000           9,671
  Director                       1993       144,673             0        N/A               --           9,059
Garry Regan                      1995       165,635             0        N/A               --           4,014
  President; Director            1994       165,635             0        N/A          115,000           8,711
                                 1993       144,673             0        N/A               --           8,081
Robert M. Hoisek                 1995       154,983           500        N/A               --           1,970
  Executive Vice President       1994       154,595           500        N/A               --           5,562
                                 1993       103,147         5,500(2)     N/A            3,000           3,838
Bruce E. Brocker,                1995       125,059             0        N/A               --           2,651
  Former Chairman of the         1994       165,635       115,000        N/A          115,000           9,589
  Board                          1993       165,635       115,000        N/A               --           9,330

- - ---------------

     No Named Executive Officer received personal benefits or perquisites during fiscal year 1995 in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(1) The amounts set forth in the table include, with respect to Messrs. Lombardy, Regan and Brocker, $2,810, $1,850 and $940, respectively, for fiscal years 1995 and 1994 and $3,011, $2,033 and $940, respectively, for fiscal year 1993, in life insurance premiums paid by the Company pursuant to the terms of employment agreements between the Company and each of such persons. See "Compensation of Directors and Executive Officers -- Employment Agreements." With respect to all of the Named Executive Officers, the amounts set forth in the table reflect the following contributions under the Company's Profit Sharing Plan: Mr. Lombardy, $2,164, $6,861 and $6,048; Mr. Regan, $2,164, $6,861 and $6,048; Mr. Hoisek, $1,970, $5,562 and $3,838; and
    Mr. Brocker, $1,711, $8,649 and $8,390 for fiscal years 1995, 1994 and 1993, respectively. Under the terms of the Profit Sharing Plan, all employees of the Company who have completed a 12 month period with at least 1,000 hours of service for the Company or its affiliates are eligible to participate in the plan. The amount of the Company's contributions to the Profit Sharing Plan is determined by the Board of Directors. Allocations of Company contributions under the plan are made on the basis of a participant's total compensation and are subject to a graded vesting schedule which allows 20% vesting after two years of service with an additional 20% vesting for each complete year of service thereafter.

(2) Represents the fair market value of 3,077 shares of Common Stock awarded to Mr. Hoisek under the terms of the Company's Stock Bonus Plan on the date of the award, for fiscal year 1993. Under the terms of the Stock Bonus Plan, the employees eligible to receive stock bonuses and the timing and amount of awards are determined by the Company's Stock Option Committee. All awards of stock under the Stock Bonus Plan vest immediately.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

     The following table summarizes options exercised during fiscal 1995 and presents the value of unexercised options held by the Named Executive Officers at fiscal year end:

                                                         NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                            SHARES                      UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                           ACQUIRED                   OPTIONS AT FISCAL YEAR-END           AT FISCAL YEAR-END(1)
                              ON         VALUE       -----------------------------     -----------------------------
         NAME              EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- - -----------------------    ---------    --------     -----------     -------------     -----------     -------------
Charles M. Lombardy           --          $0           177,066             0             $     0(2)         $0
Garry Regan                   --           0           177,066             0                   0(2)          0
Robert M. Hoisek              --           0            26,450             0                 500(3)          0
Bruce E. Brocker              --           0                 0             0                   0             0

- - ---------------

(1) Based upon the closing bid price of a share of Common Stock as reported on the NASDAQ system on March 31, 1995.

(2) Options held by each of Messrs. Lombardy and Regan were not in-the-money as of March 31, 1995.

(3) Options for 3,450 shares were not in-the-money as of March 31, 1995.

     Employment Agreements. On May 3, 1995, after being recommended and approved by the Compensation Committee, the Company entered into employment contracts with Messrs. Lombardy and Regan providing for the employment of these officers through January 31, 1998, with an option to extend for a three year period, unless earlier terminated pursuant to the terms of these agreements. These agreements provide for base annual compensation of $165,000 to each of Messrs. Lombardy and Regan, with increases for cost of living based upon the Consumer Price Index. The base annual salary of $165,000 is the same amount each executive was receiving under previous employment contracts with the Company. Additional bonuses may be awarded from time to time by the Board of Directors. In addition, the Board of Directors has the authority to increase, but not decrease without the executive's consent, the base salary of Messrs. Lombardy and Regan. The agreements also provide for certain benefits including automobile expenses, disability coverage, death benefits, and severance payments. Each agreement provides that for a period of two years from the date of the termination of the executive's employment the executive will not, directly or indirectly, engage in any business competitive with that of the Company or otherwise interfere with the Company's business.

     Each of the employment agreements contains provisions addressing a possible change in control of the Company (the "Change in Control Provisions"). The Change in Control Provisions require the payment of certain benefits to these executive officers upon the termination of their employment, other than for good cause, after the occurrence of a change in control of the Company. A "change in control of the Company" is defined to include a change in the securities ownership of the Company's securities which would be required to be reported as a change in control in a proxy statement filed under the Securities Exchange Act of 1934, the Company's ceasing to have a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, or the acquisition by any person of 50% or more of the outstanding shares of Common Stock of the Company (or its equivalent in voting power of any class or classes of the Company's securities).

     Under the Change in Control Provisions, either of these two executive officers who remains in the employ of the Company following the date of the occurrence of a change in control of the Company and whose employment is subsequently terminated other than for good cause would be entitled to receive a lump sum payment from the Company, regardless of whether such executive officer continues in the employ of the Company (the "Change in Control Payment"). After the occurrence of a change in control, "termination" is defined to include relocation of the principal place at which the executive is to perform his duties to a location outside the

Cleveland/Youngstown, Ohio metropolitan areas, a substantial reduction in the benefits provided to the executive, a substantial reduction in the executive's responsibilities or functions or a substantial adverse change in the executive's working conditions. It should be noted that the Change in Control Provisions provide for the payment of the Change in Control Payment in the event of a termination of the executive's employment after any change in control of the Company, regardless of whether such change in control is approved by the Board of Directors and/or stockholders of the Company.

     Under such Change in Control Provisions, in the event of a termination of employment after a Change in Control, other than for good cause, each of Messrs. Lombardy and Regan would be entitled to Change in Control Payments in the approximate amount of $495,000 each, which amounts are based solely on their salaries receivable under the employment agreements. Also, each of such executive officers would be entitled to receive additional amounts based on any bonus earned by him pursuant to the employment agreements.

     The Change in Control Provisions will make more difficult or may discourage a proxy contest, the assumption of control of the Company by a substantial shareholder or shareholder group, or the removal of incumbent management. Additionally, the Change in Control Provisions may have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. Accordingly, stockholders of the Company may be deprived of certain opportunities to sell their shares of Common Stock at temporarily higher market prices often associated with actual or rumored takeover attempts.

     Directors Fees. The Company pays its Directors who are not employees of the Company an annual retainer of $3,500 and a fee of $500 for attendance in person, or by telephone if substantive matters are discussed, at each meeting of the Board of Directors, plus reimbursement of expenses.

                              CERTAIN TRANSACTIONS

     The Company believes that the terms of the following transactions were as favorable to the Company as could have been obtained from unaffiliated third parties. All future transactions between the Company and its affiliates will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties and all loans to Company officers, affiliates and stockholders will be approved by a majority of disinterested directors, if any.

     The Company leases its headquarters facility in Cleveland, Ohio, from Continental Land & Building Co., which is owned by Eugene Hershman, who currently owns approximately 5% of the outstanding Common Stock of the Company. The aggregate annual lease payments for this facility are approximately $60,000.

     On January 6, 1995, the Company entered into an agreement with Mr. Brocker, formerly Chairman of the Board and a Director of the Company, relating to the separation of Mr. Brocker from the Company. The agreement terminated Mr. Brocker's Employment Agreement and the Restated Stockholders Agreement between Messrs. Brocker, Regan and Lombardy, and Mr. Brocker resigned as an Officer and Director of the Company. The agreement also provides that Mr. Brocker will provide consulting services to the Company and that Mr. Brocker is subject to certain nondisclosure and noncompetition provisions as defined in the agreement. Pursuant to the agreement, Mr. Brocker will receive payments of $173,100 each year for three years and a one time payment for legal fees of $50,000. The agreement also provides for certain other payments relating to automobile expenses, health coverage, death benefits and payments in lieu of the Company's contribution on behalf of Mr. Brocker under the profit sharing plan, as if he had still been employed by the Company.

     The Company entered into an agreement during fiscal year 1995 with HD Brous & Co., an affiliate of Mr. Begley, pursuant to which investment banking services were provided to the Company. Payments of $25,000 were made under this agreement, which has now expired. In addition, the affiliate acted as placement agent for a private sale of the Company's Common Stock, for which the Company paid a fee of $100,000.

     Effective as of June 30, 1995, Mr. Begley entered into an agreement with the Company relating to Mr. Begley's previous services to the Company in connection with various financing efforts, for which Mr. Begley received a $30,000 fee for his services.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to come before the Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

     A representative of the firm of Arthur Andersen LLP, the Company's independent accountants, will be in attendance at the Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to questions from stockholders concerning the Company's audited financial statements.

     Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 1996 must do so no later than March 28, 1996. To be eligible for inclusion in the 1996 proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Securities Exchange Act of 1934.

     Upon the receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, for the Company's most recent year. Written requests for such Report should be directed to:

                            North Coast Energy, Inc.
                              5311 Northfield Road
                           Cleveland, Ohio 44146-1135
                              Attention: President

     You are urged to sign and return your proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Meeting.

                                            By Order of the Board of Directors,

                                            THOMAS HILL
                                            Secretary

                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 22, 1995

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Units of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on Tuesday, August 22, 1995 at 9:00 A.M. (EDT), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock and Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID UNITS WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

            (1) ELECTION OF DIRECTORS                / / FOR both of the nominees listed         / / WITHHOLD AUTHORITY
                                                         (except as marked to the contrary           to vote for both nominees
                                                         below)                                      listed
                                                         Garry Regan and W. Dale Wegrich

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

                       (Continued and to be signed on other side)

                                                                     UNITS
                          (Proxy -- continued from other side)

        (2) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                        Dated:                           , 1995
                                                              --------------------------
                                                        ----------------------------------------
                                                        Your signature to this Proxy form should
                                                        be exactly the same as the name
                                                        imprinted hereon. Persons signing as
                                                        executors, administrators, trustees or
                                                        in similar capacities should so
                                                        indicate. For joint accounts, the name
                                                        of each joint owner must be signed.


                                                        PLEASE DATE, SIGN AND RETURN
                                                        PROMPTLY IN THE ACCOMPANYING
                                                        ENVELOPE.

                                       1 -- Units



                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 22, 1995

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Preferred Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on Tuesday, August 22, 1995 at 9:00 A.M.
        (EDT), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Preferred Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

            (1) ELECTION OF DIRECTORS                / / FOR both of the nominees listed         / / WITHHOLD AUTHORITY
                                                         (except as marked to the contrary           to vote for both nominees
                                                         below)                                      listed
                                                         Garry Regan and W. Dale Wegrich

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

                       (Continued and to be signed on other side)

                                                                    SHARES
                          (Proxy -- continued from other side)

        (2) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                        Dated:                           , 1995
                                                              --------------------------
                                                        ----------------------------------------
                                                        Your signature to this Proxy form should
                                                        be exactly the same as the name
                                                        imprinted hereon. Persons signing as
                                                        executors, administrators, trustees or
                                                        in similar capacities should so
                                                        indicate. For joint accounts, the name
                                                        of each joint owner must be signed.

                                                        PLEASE DATE, SIGN AND RETURN
                                                        PROMPTLY IN THE ACCOMPANYING
                                                        ENVELOPE.

                              2 -- Preferred Stock


                                NORTH COAST ENERGY, INC.

                                         PROXY
                   ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 22, 1995

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby (i) appoints Charles M. Lombardy, Jr., Garry Regan, and Timothy D. Wagers, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of North Coast Energy, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio, on Tuesday, August 22, 1995 at 9:00 A.M.
        (EDT), and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

            (1) ELECTION OF DIRECTORS                / / FOR both of the nominees listed         / / WITHHOLD AUTHORITY
                                                         (except as marked to the contrary           to vote for both nominees
                                                         below)                                      listed
                                                         Garry Regan and W. Dale Wegrich

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following line)

                  --------------------------------------------------------------

                       (Continued and to be signed on other side)

                                                                    SHARES
                          (Proxy -- continued from other side)

        (2) In their discretion to act on any other matter or matters which may properly come before the Annual Meeting.

                                                        Dated:                           , 1995
                                                              --------------------------
                                                        ----------------------------------------
                                                        Your signature to this Proxy form should
                                                        be exactly the same as the name
                                                        imprinted hereon. Persons signing as
                                                        executors, administrators, trustees or
                                                        in similar capacities should so
                                                        indicate. For joint accounts, the name
                                                        of each joint owner must be signed.

                                                        PLEASE DATE, SIGN AND RETURN
                                                        PROMPTLY IN THE ACCOMPANYING
                                                        ENVELOPE.

                                3 -- Common Stock
